U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                ---------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 13, 2004

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Colorado
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            000-17325                                       88-0218499
     (Commission File Number)               (I.R.S. Employer Identification No.)

             5444 Westheimer Road, Suite 1570, Houston, Texas 77056 (Address of principal executive offices including zip code)

                                 (713) 626-4700
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On April 13, 2004 Environmental Remediation Holding Corporation ("ERHC") submitted a letter to the Nigeria-Sao Tome and Principe Joint Development Authority exercising its preferential rights in the Nigeria-Sao Tome and Principe Joint Development Zone. A copy of the letter is attached hereto as
Exhibit 99.1 and is incorporated herein in its entirety by reference into this
Item 5. The letter included Exercise Notice attachments which set forth ERHC's specific choices in each block. A listing of the specific choices noted in each Exercise Notice and the status of any Signature Bonus payable in each block is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference into this Item 5. The information furnished in this Item 5 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. Inapplicable.

         (b) Pro Forma Financial Information. Inapplicable.

         (c) Exhibits

         Exhibit Number    Exhibit Description
         --------------    --------------------

         Exhibit 99.1 Letter Dated 13 April 2004 to Nigeria-Sao Tome and Principe Joint Development Authority


         Exhibit 99.2 Summary of Exercise Notices attached to Letter Dated 13 April 2004



ITEM 9. REGULATION FD DISCLOSURE

  See Exhibits 99.1 and 99.2
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ENVIRONMENTAL REMEDIATION HOLDING
                             CORPORATION

                             By: /s/   CHUDE MBA
                                 ---------------------
                                 Chude Mba, President

DATE: April 13, 2004
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